SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-12


                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

 LOGO

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for the Annual Meeting of Shareholders scheduled for August 26, 2005 at 12 Noon, Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Russia and East European Fund, Inc. (the "Fund"). If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote on the Proposal, your proxy will be voted FOR the Proposal.

   We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).

                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

 LOGO

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                 NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton Russia and East European Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on August 26, 2005 at 12 Noon, Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following
Proposal:

        . The election of three Directors of the Fund to hold office for the terms specified.

                                          By Order of the Board of Directors,

                                          Robert C. Rosselot
                                          Secretary

July 15, 2005


  Please sign and promptly return the proxy card in the enclosed self-addressed envelope regardless of the number of shares you own.

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                                PROXY STATEMENT

..INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Directors of Templeton Russia and East European Fund, Inc. (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders, have requested your vote.

  Who is eligible to vote?

   Shareholders of record at the close of business on June 24, 2005 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about July 15, 2005.

  On what issue am I being asked to vote?

   You are being asked to vote on the election of three nominees to the position of Director.

  How do the Fund's Directors recommend that I vote?

   The Directors unanimously recommend that you vote FOR the election of the three nominees.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your shares will be voted FOR the election of all nominees as Director.

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..THE PROPOSAL:  ELECTION OF DIRECTORS

  How are nominees selected?

   The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating Committee consisting of Edith E. Holiday (Chairman), Frank J. Crothers, Gordon S. Macklin and Frank A. Olson, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors" and Directors who are interested persons of the Fund are referred to as the "Interested Directors."

   The Nominating Committee is responsible for selecting candidates to serve as Directors and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board; and (b) for selection and nomination as Interested Directors by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Director (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Directors, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Director, including as an Independent Director, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and
(ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Director of the Fund if so nominated and elected/appointed.

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

  Who are the nominees and Directors?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of three Directors expire. Harris J. Ashton, S. Joseph Fortunato and Constantine D. Tseretopoulos have been nominated for three-year terms, set to expire at the 2008 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board and are considered Independent Directors. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds.

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.78% and 15.05%, respectively, of its outstanding shares as of March 31, 2005. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles
B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers. There are no family relationships among any of the Directors or nominees for Director.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

   Listed below, for the nominees and Directors, are their names, ages and addresses, as well as their positions and length of service with the Fund, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and other directorships held by the nominee or Director.

Nominees for Independent Director to serve until 2008 Annual Meeting of
Shareholders:

                                                                          Number of
                                                                        Portfolios in
                                                                          Franklin
                                                                          Templeton
                                                                         Investments
                                                                        Fund Complex
                                                          Length of      Overseen by
Name, Age and Address                        Position    Time Served      Director*     Other Directorships Held
------------------------------------------------------------------------------------------------------------------
Harris J. Ashton (73)                        Director    Since 1994          142        Director, Bar-S Foods
  500 East Broward Blvd.                                                                (meat packing company).
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (72)                     Director    Since 1994          143                 None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) and Consultant (2003).
------------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (51)            Director    Since 1997          20                  None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------

Independent Directors serving until 2007 Annual Meeting of Shareholders:

                                                                Number of
                                                              Portfolios in
                                                                Franklin
                                                                Templeton
                                                               Investments
                                                              Fund Complex
                                                 Length of     Overseen by
Name, Age and Address               Position    Time Served     Director*          Other Directorships Held
------------------------------------------------------------------------------------------------------------------
Edith E. Holiday (53)               Director    Since 1996         96         Director, Amerada Hess
  500 East Broward Blvd.                                                      Corporation (exploration
  Suite 2100                                                                  and refining of oil and gas), H.J.
  Fort Lauderdale, FL 33394-3091                                              Heinz Company (processed
                                                                              foods and allied products), RTI
                                                                              International Metals, Inc.
                                                                              (manufacture and distribution of
                                                                              titanium), Canadian National
                                                                              Railway (railroad), and White
                                                                              Mountains Insurance Group,
                                                                              Ltd. (holding company).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United
States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------
Frank A. Olson (72)                 Director    Since 2003         20         Director, White Mountains
  500 East Broward Blvd.                                                      Insurance Group, Ltd. (holding
  Suite 2100                                                                  company), Amerada Hess
  Fort Lauderdale, FL 33394-3091                                              Corporation (exploration and
                                                                              refining of oil and gas), and
                                                                              Sentient Jet (private jet
                                                                              service); and formerly,
                                                                              Director, Becton Dickinson and
                                                                              Company (medical
                                                                              technology), Cooper Industries,
                                                                              Inc. (electrical products and
                                                                              tools and hardware), Health
                                                                              Net, Inc. (formerly Foundation
                                                                              Health) (integrated managed
                                                                              care), The Hertz Corporation,
                                                                              Pacific Southwest Airlines, The
                                                                              RCA Corporation, Unicom
                                                                              (formerly Commonwealth
                                                                              Edison), and UAL Corporation.

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and
Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive
Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------

Interested Directors serving until 2007 Annual Meeting of Shareholders:

                                                                              Number of
                                                                            Portfolios in
                                                                              Franklin
                                                                              Templeton
                                                                             Investments
                                                                            Fund Complex
                                                              Length of      Overseen by
Name, Age and Address                        Position        Time Served      Director*    Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
**Martin L. Flanagan (44)                  Director and      Since 1994           6                  None
  One Franklin Parkway                    Vice President
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial
Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director,
Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; and officer and/or director or trustee, as the case my be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
--------------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (72)                  Chairman of      Director and         142                 None
  One Franklin Parkway                      the Board,     Vice President
  San Mateo, CA 94403-1906                 Director and    since 1994 and
                                          Vice President   Chairman of the
                                                             Board since
                                                                1995

Principal Occupation During Past 5 Years:
Chairman of the Board, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
44 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

Independent Directors serving until 2006 Annual Meeting of Shareholders:
Frank J. Crothers (60)                       Director        Since 1998          20                  None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited;
Director, Provo Power Company Ltd.; director of various other business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
--------------------------------------------------------------------------------------------------------------------

                                                                       Number of
                                                                     Portfolios in
                                                                       Franklin
                                                                       Templeton
                                                                      Investments
                                                                     Fund Complex
                                                      Length of       Overseen by
Name, Age and Address                 Position       Time Served       Director*       Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (77)                Director        Since 1994          142        Director, Martek Biosciences
  500 East Broward Blvd.                                                             Corporation, MedImmune, Inc.
  Suite 2100                                                                         (biotechnology), and
  Fort Lauderdale, FL 33394-3091                                                     Overstock.com (Internet
                                                                                     services); and formerly,
                                                                                     Director, MCI Communication
                                                                                     Corporation (subsequently
                                                                                     known as MCI WorldCom, Inc.
                                                                                     and WorldCom, Inc.)
                                                                                     (communication services)
                                                                                     (1988-2002), White Mountains
                                                                                     Insurance Group Ltd. (holding
                                                                                     company) (1987-2004), and
                                                                                     Spacehab, Inc. (aerospace
                                                                                     services) (1994-2003).

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Deputy Chairman, White Mountains Insurance Group, Ltd.
(holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and
Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities
Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (76)                 Director        Since 1994          27                     None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and
formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice
President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
--------------------------------------------------------------------------------------------------------------------

Interested Director serving until 2006 Annual Meeting of Shareholders:
**Harmon E. Burns (60)              Director and    Director since        36                     None
  One Franklin Parkway             Vice President      1994 and
  San Mateo, CA 94403-1906                          Vice President
                                                      since 1996

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
47 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.

** Harmon E. Burns, Martin L. Flanagan, and Charles B. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Burns is considered as an interested person of the Fund due to his position as an officer and director of Resources and his position with the Fund. Mr. Flanagan is considered as an interested person of the Fund due to his position as an officer of Resources and his position with the Fund. The remaining nominees and Directors of the Fund are Independent Directors.

   The following tables provide the dollar range of the equity securities of the Fund and of all funds overseen by the Directors in the Franklin Templeton Investments fund complex beneficially owned by the Directors as of May 31, 2005.

Independent Directors:

                                                          Aggregate Dollar Range of Equity
                              Dollar Range of Equity   Securities in all Funds Overseen by the
                              Securities in the Fund     Director in the Franklin Templeton
Name of Director               (Number of Shares)*            Investments Fund Complex
----------------------------------------------------------------------------------------------
Harris J. Ashton............ $10,001--$50,000 (1,000)               Over $100,000
Frank J. Crothers...........           None                         Over $100,000
S. Joseph Fortunato......... $10,001--$50,000 (1,000)               Over $100,000
Edith E. Holiday............     $1--$10,000 (100)                  Over $100,000
Gordon S. Macklin........... $50,001--$100,000 (2,500)              Over $100,000
Fred R. Millsaps............           None                         Over $100,000
Frank A. Olson..............           None                         Over $100,000
Constantine D. Tseretopoulos           None                         Over $100,000

Interested Directors:

                                                          Aggregate Dollar Range of Equity
                              Dollar Range of Equity   Securities in all Funds Overseen by the
                              Securities in the Fund     Director in the Franklin Templeton
Name of Director               (Number of Shares)*            Investments Fund Complex
----------------------------------------------------------------------------------------------
Harmon E. Burns.............           None                         Over $100,000
Martin L. Flanagan..........           None                         Over $100,000
Charles B. Johnson..........  Over $100,000 (50,000)                Over $100,000

--------
* To the knowledge of the Fund's management, as of May 31, 2005, no nominee or Director of the Fund, or officer of the Fund, owned 1% or more of the outstanding shares of the Fund. No officers of the Fund, other than Mr. Charles B. Johnson, owned shares of the Fund. As of this date, the Directors and officers of the Fund owned, as a group, 1.014% of the Fund's outstanding shares. In addition, Templeton Asset Management Ltd., the Fund's investment manager, owns directly 1,445 shares of the Fund, and Templeton Worldwide, Inc. ("TWI"), an affiliate of Templeton Asset Management Ltd., owns directly 9,597 shares of the Fund. Certain officers and Interested Directors of the Fund are also officers and/or directors of Templeton Asset Management, Ltd. and/or TWI, and in such capacity may participate in the voting of such shares. However, such officers and Interested Directors disclaim beneficial ownership of any such shares of the Fund owned by Templeton Asset Management Ltd. and TWI.

  How often do the Directors meet and what are they paid?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors an annual retainer of $2,000 and a fee of $100 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended March 31, 2005, there were eight meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. The Fund does not currently have a formal policy regarding Directors' attendance at the annual shareholders' meeting. No Directors attended the Fund's last annual meeting held on August 17, 2004.

   Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The table below indicates the total fees paid to Independent Directors by the Fund individually and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

                                                                         Number of Boards within
                               Aggregate     Total Compensation from       Franklin Templeton
                              Compensation      Franklin Templeton      Investments Fund Complex
Name of Director             from the Fund* Investments Fund Complex** on which Director Serves***
--------------------------------------------------------------------------------------------------
Harris J. Ashton............     $2,600              $370,100                      44
Frank J. Crothers...........      2,620               138,500                      14
S. Joseph Fortunato.........      2,600               372,100                      45
Edith E. Holiday............      2,600               360,527                      31
Gordon S. Macklin...........      2,500               368,101                      44
Fred R. Millsaps............      2,620               222,125                      16
Frank A. Olson..............      2.320               147,250                      14
Constantine D. Tseretopoulos      2,620               140,500                      14

--------
  * Compensation received for the fiscal year ended March 31, 2005.
 ** Compensation received for the calendar year ended December 31, 2004.

*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 49 U.S. registered investment companies, with approximately 155 U.S. based funds or series.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members.

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, ages and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.

Name, Age and Address                            Position                     Length of Time Served
-----------------------------------------------------------------------------------------------------------------
Harmon E. Burns                                Director and                  Director since 1994 and
                                              Vice President                Vice President since 1996

Please refer to the table "Interested Director serving until 2006 Annual Meeting of Shareholders" for additional information about Mr. Harmon E. Burns.
-----------------------------------------------------------------------------------------------------------------
Charles B. Johnson                        Chairman of the Board,           Director and Vice President
                                               Director and               since 1994 and Chairman of the
                                              Vice President                     Board since 1995

Please  refer to the table  "Interested  Directors  serving  until  2007  Annual
Meeting  of  Shareholders"  for  additional  information  about Mr.  Charles  B.
Johnson.
-----------------------------------------------------------------------------------------------------------------
Martin L. Flanagan                             Director and
                                              Vice President                        Since 1994

Please  refer to the table  "Interested  Directors  serving  until  2007  Annual
Meeting  of  Shareholders"  for  additional  information  about  Mr.  Martin  L.
Flanagan.
-----------------------------------------------------------------------------------------------------------------
Mark Mobius (68)                           President and Chief            President since 1994 and Chief
  17th Floor, The Chater House             Executive Officer--            Executive Officer--Investment
  8 Connaught Road                        Investment Management               Management since 2002
  Central Hong Kong

Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory  affiliates;  Managing Director,
Templeton  Asset  Management  Ltd.;   Executive  Vice  President  and  Director,
Templeton Global Advisors Limited; and officer and/or director,  as the case may be, of some of the  subsidiaries of Franklin  Resources,  Inc. and of six of the investment companies in Franklin Templeton Investments; and formerly, President,
International  Investment  Trust Company Limited  (investment  manager of Taiwan
R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------

Name, Age and Address                                 Position                      Length of Time Served
---------------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (64)                        Vice President                        Since 1996
  One Franklin Parkway
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman,  Member--Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin  Advisers,  Inc.;  Senior Vice President,  Franklin Advisory
Services,  LLC; and officer and/or  director or trustee,  as the case may be, of some of the other  subsidiaries  of Franklin  Resources,  Inc.  and of 47 of the
investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (57)                        Senior Vice President and                   Since 2002
  500 East Broward Blvd.                     Chief Executive Officer--
  Suite 2100                                 Finance and Administration
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
President,  Franklin Templeton Services,  LLC; Senior Vice President,  Templeton
Worldwide,  Inc.;  and  officer of 49 of the  investment  companies  in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (41)                            Vice President                        Since 2001
  P. O. Box N-7759
  Lyford Cay, Nassau
  Bahamas

Principal Occupation During Past 5 Years:
President and Director,  Templeton Global Advisors Limited; officer of 14 of the investment companies in Franklin Templeton Investments; and formerly, Investment
Officer, First Pennsylvania Investment Research (until 1989).
---------------------------------------------------------------------------------------------------------------------
John R. Kay (64)                                   Vice President                        Since 1994
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President,  Templeton Worldwide,  Inc.; Assistant Vice President,  Franklin
Templeton  Distributors,   Inc.;  Senior  Vice  President,   Franklin  Templeton
Services,  LLC;  and  officer  of some of the  other  subsidiaries  of  Franklin
Resources,  Inc. and of 33 of the  investment  companies  in Franklin  Templeton
Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
---------------------------------------------------------------------------------------------------------------------
Murray L. Simpson (68)                           Vice President and                      Since 2000
  One Franklin Parkway                          Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or  director,  as the case may be, of some of the  subsidiaries  of Franklin
Resources,  Inc. and of 49 of the  investment  companies  in Franklin  Templeton
Investments;  and  formerly,  Chief  Executive  Officer and  Managing  Director,
Templeton  Franklin   Investment  Services  (Asia)  Limited  (until  2000);  and
Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------

Name, Age and Address                          Position                    Length of Time Served
--------------------------------------------------------------------------------------------------------------
Barbara J. Green (57)                     Vice President and           Vice President since 2000 and
  One Franklin Parkway                    Assistant Secretary          Assistant Secretary since 2004
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Deputy General Counsel and Secretary,  Franklin Resources, Inc.;
Secretary  and Senior Vice  President,  Templeton  Worldwide,  Inc.;  Secretary,
Franklin Advisers,  Inc.,  Franklin Advisory Services,  LLC, Franklin Investment
Advisory  Services,  LLC,  Franklin Mutual  Advisers,  LLC,  Franklin  Templeton
Alternative  Strategies,   Inc.,  Franklin  Templeton  Investor  Services,  LLC,
Franklin  Templeton  Services,  LLC,  Franklin  Templeton  Distributors,   Inc.,
Templeton  Investment Counsel, LLC and  Templeton/Franklin  Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources,  Inc.
and of 49 of the investment  companies in Franklin  Templeton  Investments;  and
formerly,  Deputy  Director,   Division  of  Investment  Management,   Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel  and  Attorney   Fellow,   U.S.   Securities  and  Exchange   Commission
(1986-1995);  Attorney,  Rogers & Wells (until 1986);  and Judicial Clerk,  U.S.
District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------------
David P. Goss (58)                        Vice President and                     Since 2000
  One Franklin Parkway                    Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the  subsidiaries of Franklin  Resources,  Inc.;  officer of 49 of the investment companies in Franklin Templeton Investments; and formerly, President,
Chief Executive  Officer and Director,  Property  Resources  Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------------------------------------
Michael O. Magdol (68)                     Vice President--                      Since 2002
  600 Fifth Avenue                          AML Compliance
  Rockefeller Center
  New York, NY 10020-2302

Principal Occupation During Past 5 Years:
Vice  Chairman,  Chief  Banking  Officer and Director,  Fiduciary  Trust Company
International;   Director,   FTI  Banque,  Arch  Chemicals,   Inc.  and  Lingnan
Foundation;  and  officer  and/or  director,  as the case may be, of some of the other  subsidiaries  of Franklin  Resources,  Inc.  and of 46 of the  investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------
Robert C. Rosselot (44)                        Secretary                         Since 2004
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Associate General Counsel and Assistant  Secretary,  Franklin  Resources,  Inc.;
Vice President and Assistant  Secretary,  Templeton  Investment Counsel, LLC and
Fiduciary  Trust  International  of the South;  officer of 14 of the  investment companies in Franklin  Templeton  Investments;  and formerly,  Assistant General
Counsel, The Prudential Insurance Company of America (1997-2001).
--------------------------------------------------------------------------------------------------------------

Name, Age and Address                                Position                 Length of Time Served
---------------------------------------------------------------------------------------------------------
Galen G. Vetter (53)                        Chief Financial Officer and            Since 2004
  500 East Broward Blvd.                     Chief Accounting Officer
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President,  Franklin Templeton  Services,  LLC; officer of 49 of the investment companies in Franklin Templeton Investments;  and formerly,  Managing
Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP
---------------------------------------------------------------------------------------------------------
Gregory R. Seward (48)                               Treasurer                     Since 2004
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice  President,  Franklin  Templeton  Services,  LLC;  officer  of  14  of  the investment  companies in Franklin  Templeton  Investments;  and  formerly,  Vice
President,  JPMorgan Chase  (2000-2004)  and American  General  Financial  Group
(1991-2000).
---------------------------------------------------------------------------------------------------------
James M. Davis (53)                          Chief Compliance Officer              Since 2004
  One Franklin Parkway
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Director,  Global  Compliance,  Franklin  Resources,  Inc.; officer of 49 of the investment companies in Franklin Templeton Investments;  and formerly,  Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------

..ADDITIONAL INFORMATION ABOUT THE FUND

   The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd., a Singapore company with an office at 7 Temasek Blvd., Suntee Tower One, #38-03, Singapore 03987. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services and the Fund have entered into a sub-administration agreement with Princeton Administrators, L.P. ("Princeton"), pursuant to which Princeton, subject to FT Services' supervision, is responsible for various administrative functions for the Fund. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Inc., an initial underwriter of the Fund's shares. Princeton's address is P.O. Box 9011, Princeton, New Jersey 08543-9011.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, New Jersey 07660.

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended March 31, 2005, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Principal Shareholders. As of June 24, 2005, the Fund had 5,400,092 shares outstanding and total net assets of $205,801,796.23. The Fund's shares are listed on the NYSE (NYSE: TRF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of June 24, 2005, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   Contacting the Board of Directors. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Directors at the Fund's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL 33394-3091, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

..AUDIT COMMITTEE

   Audit Committee and Independent Registered Public Accounting Firm. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm (auditors), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Audit Committee is comprised of Messrs. Millsaps (Chairman), Crothers, Olson and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards.

   Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $51,370 for the fiscal year ended March 31, 2005 and $45,299 for the fiscal year ended March 31, 2004.

   Audit-Related Fees.   There were no fees paid to PwC for assurance and
related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above.

   In addition, the Audit Committee pre-approves PwC's engagement for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment

Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $0 for the fiscal year ended March 31, 2005 and $51,489 for the fiscal year ended March 31, 2004. The services for which these fees were paid included attestation services.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services ("tax services") to the Fund for the fiscal year ended March 31, 2005 or for the fiscal year ended March 31, 2004.

   In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $12,280 for the fiscal year ended March 31, 2005 and $0 for the fiscal year ended March 31, 2004. The services for which these fees were paid included tax compliance and advice.

   All Other Fees. The aggregate fees paid for products and services provided by PwC to the Fund, other than the services reported above, were $0 for the fiscal year ended March 31, 2005 and $136 for the fiscal year ended March 31, 2004. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   In addition, the Audit Committee pre-approves PwC's engagement for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such other services and not reported above were $295 for the Fund's fiscal year ended March 31, 2005 and $99,864 for the fiscal year ended March 31, 2004. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process and training.

   Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund were $12,575 for the fiscal year ended March 31, 2005 and $151,489 for the fiscal year ended March 31, 2004.

   The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide services to the Fund is compatible with maintaining PwC's independence.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

   Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit B to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, PwC's independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2005 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Fred R. Millsaps (Chairman)
                                          Frank J. Crothers
                                          Frank A. Olson
                                          Constantine D. Tseretopoulos

..FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Directors. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy-- constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Methods of Tabulation. The Proposal to elect Directors requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal.

   Adjournment. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as Secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund's Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2004 annual meeting.

   Shareholder Proposals. The Fund anticipates that its 2006 Annual Meeting of Shareholders will be held on or about August 25, 2006. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2006 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than March 17, 2006 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by March 17, 2006, as described above, may nonetheless present a proposal at the Fund's 2006 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing, at the Fund's offices, of such proposal by May 31, 2006. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2006 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

   A shareholder proposal may be presented at the 2006 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

                                          By Order of the Board of Directors,

                                          Robert C. Rosselot
                                          Secretary

July 15, 2005

                                                                      EXHIBIT A

                         NOMINATING COMMITTEE CHARTER

I.  The Committee.

   The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  Board Nominations and Functions.

   1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

   2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

   3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

   4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.  Committee Nominations and Functions.

   The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.  Other Powers and Responsibilities.

   1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

   2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

   3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

   5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

   The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

                                                                      EXHIBIT B

                            AUDIT COMMITTEE CHARTER

I.  The Committee.

   The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time, but in no event less than three, and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in
Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate, meaning that each member is able to read and understand fundamental financial statements, including the Fund's balance sheet and income statement. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II.  Purposes of the Committee.

   The function of the Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and in accordance with generally accepted accounting principles; it is the responsibility of the auditors to conduct audits and the responsibility of management to prepare the Fund's financial statements in accordance with generally accepted accounting principles.

   In giving its recommendations to the Board with respect to the Fund's financial statements, the Committee will rely on:

      1. management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles,

      2. the report of the Fund's auditors with respect to such financial statements.

   Consistent with such allocation of functions, the purposes of the Committee are:

      (a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

      (b) To oversee the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof;

      (c) To act as a liaison between the Fund's auditors and the Board; and

      (d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

   In addition, the Committee shall serve as the Fund's Qualified Legal Compliance Committee ("QLCC") pursuant to Section 205 of the SEC's Standards of Professional Conduct for Attorneys (the "Standards"). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. "Evidence of a material violation" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.  Powers and Duties.

   The Committee shall have the following powers and duties to carry out its purposes:

      (a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the Independence Standards Board and American Institute of Certified Public Accountants.

      (b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

          (i) pre-approval of all audit and audit related services;

          (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

          (iii) pre-approval of all non-audit related services to be provided by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

          (iv) establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

      (c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits;
   (iii) consider the auditors' comments with respect to the Fund's financial, accounting and reporting policies, procedures and internal controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render.

      (d) To receive and consider reports from the auditors:

          (i) as required by generally accepted accounting standards; and

          (ii) annually and by update as required by SEC Regulation S-X, regarding: (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

      (e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

      (f) In considering the independence of the auditors, to request from, and discuss with, the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors' judgment, could be thought to bear upon the auditors' independence; to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditors' independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

      (g) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

      (h) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit of, and the report of the auditors on the Fund's annual financial statements, including footnotes and any significant audit findings.

      (i) To consider any reports of difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management's response thereto.

      (j) To review certifications of the Fund's Chief Executive Officer--Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls over financial reporting, and for any other purposes the Committee deems appropriate, as required by (S) 302 of the Sarbanes-Oxley Act.

      (k) To inform the chief legal officer ("CLO") and chief executive officer ("CEO") of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, "affiliates"). In connection therewith, the Committee shall:

          (i) determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

          (ii) if the Committee determines such an investigation is necessary or appropriate, (A) to notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and
       (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

          (iii) at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

          (iv) acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

          (v) otherwise respond to evidence of a material violation.

IV.  Other Functions and Procedures of the Committee.

   (a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c), above; and (ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

   (b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters.

   (c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

   (d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

   (e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   (f) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

                ADDITIONAL STATEMENTS FOR CLOSED-END FUNDS ONLY

   (The provisions set forth in Appendix A hereto are intended to cover specific requirements and wording mandated by applicable Stock Exchange listing requirements.)

                                                                     APPENDIX A

   In addition to the purposes set forth above, the purposes of the Committee include:

      (a) preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and

      (b) the assistance of oversight, as either part of the full Board or as a Committee, of the Fund's compliance with legal and regulatory requirements.

   In addition to the powers and duties set forth above, the Committee shall have the following powers and duties to carry out its purposes:

      (a) To obtain and review a report by the auditors, at least annually, describing:

          (i) All relationships between the auditors and the Fund, the Fund's adviser, and any control affiliate of the adviser that provides ongoing services to the Fund;

          (ii) Any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and

          (iii) The auditors' internal quality-control procedures;

      (b) To discuss generally, to the extent the Fund issues any earnings press releases or any financial information and earnings guidance provided to analysts and rating agencies, any such releases or information and guidance;

      (c) To discuss in a general manner, as either part of the full Board or as a Committee, the Fund's processes with respect to risk assessment and risk management;

      (d) To review and approve, as either part of the full Board or as a Committee, clear policies relating to the hiring by entities within Franklin Templeton Investments of employees or former employees of the auditors;

      (e) To evaluate, as either part of the full Board or as a Committee, its performance at least annually; and

      (f) Upon appointment of a member (i) to the Committee or (ii) to the audit committee of another public company, who simultaneously serves on the audit committees of three or more public companies, to request the Board to determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

   The Committee shall comply with such other rules of the New York Stock Exchange, Inc., the American Stock Exchange and the U.S. Securities and Exchange Commission applicable to closed-end funds, as such may be adopted and amended from time to time.

                                                              TLTRF PROXY 07/05

                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                 ANNUAL MEETING OF SHAREHOLDERS - AUGUST 26, 2005

     The undersigned hereby revokes all previous proxies for his/her shares and appoints SHEILA M. BARRY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Russia and East European Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Boulevard, 12th Floor,
Fort Lauderdale, Florida 33394 at 12 Noon, Eastern time, on Augsut 26, 2005, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

      This Proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR the Proposal (including all nominees for director). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

                 (Continued and to be signed on the other side)
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                            ^ FOLD AND DETACH HERE ^

 You can now access your Templeton Russia and East European Fund, Inc. account online.

Access your Fund account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for the Fund, now makes it easy and convenient to get current information on your shareholder account.

      o View account status                 o Make address changes
      o View certificate history            o Obtain a duplicate 1099 tax form
      o View book-entry information         o Establish/change your PIN
      o View payment history for dividends

              Visit us on the web at http://www.melloninvestor.com

          For Technical Assistance Call 1-877-978-7778 between 9am-7pm
                           Monday-Friday Eastern Time

     Investor ServiceDirect(R) is a registered trademark of Mellon Investor
                                  Services LLC

The Board of Directors unanimously recommends a vote FOR the     Please
Proposal.                                                        mark here
                                                                 for address |_|
                                                                 change or
                                                                 comment
                                                                 noted on proxy

Proposal - Election of Directors.

              FOR all nominees                 WITHHOLD AUTHORITY
             listed (except as                    to vote for
            marked to the right)              all nominees listed

                    |_|                               |_|

Nominees: 01 Harris J. Ashton, 02 S. Joseph Fortunato and
          03 Constantine D. Tseretopoulos

To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

________________________________________________________________________________

                                                                       YES   NO

                                       I PLAN TO ATTEND THE MEETING.   |_|   |_|


Signature(s): _____________________________________________ Dated _______, 2005

Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

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                            ^ FOLD AND DETACH HERE ^